[FORM OF LOCK-UP AGREEMENT]



                                October __, 1996



Janco Partners, Inc.
5251 DTC Parkway, Suite 1010
Englewood, Colorado 80111

         Re:      Agreement and Representation Concerning
                  Accelr8 Technology Corporation
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Ladies and Gentlemen:

     Reference is made to a proposed public offering (the "Offering") of 1,000,000 shares of no par value common stock (the "Common Stock") of Accelr8 Technology Corporation (the "Company"), pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") filed with the United States Securities and Exchange Commission and certain states and to be underwritten by Janco Partners, Inc. (the "Representative"), as representative of the several Underwriters.

     In order to induce you to enter into an Underwriting Agreement with the Company that relates to the Offering, the undersigned officer, director, or key employee of the Company hereby agrees as follows:

     1. I will not sell, pledge, hypothecate, or otherwise dispose of any shares of Common Stock of the Company owned of record or beneficially by me as of the date of effectiveness of the Registration Statement (collectively, my "Shares") for a period of three (3) months from such date without the prior written consent of the Representative.

     2. I will place my Shares in an escrow account to be established by the Company, at the Company's expense, with the Company's corporate counsel.

     In addition, notwithstanding the foregoing, I may make private dispositions or gifts of my Shares if such securities constitute "restricted securities," within the meaning of Rule 144 under the Securities Act of 1933, in the hands of the acquiring persons and if the acquiring persons agree in writing to be bound by the provisions of this Agreement.

     This Agreement shall not be revoked or withdrawn by me, except that this Agreement shall lapse if Janco Partners, Inc. withdraws from or does not complete the Offering.

                                 Very truly yours,



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